UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2006
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135

(Commission File Number)	(IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001

(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 7.01 Regulation FD Disclosure.
      On May 26, 2006, Winland Electronics, Inc. issued a press release announcing that it is initiating a product enhancement program to address problems in certain products. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits:
   99.1 Press release dated May 26, 2006

2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 26, 2006

WINLAND ELECTRONICS, INC.
By /s/ Lorin E. Krueger
Lorin E. Krueger, President and
Chief Executive Officer

3

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 26, 2006	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
99.1	Press release dated May 26, 2006

4